BWX Technologies Reports Third Quarter 2024 Results
•3Q24 revenues of $672.0 million
•3Q24 net income of $69.6 million, adjusted EBITDA(1) of $127.0 million
•3Q24 diluted GAAP EPS of $0.76, non-GAAP(1) EPS of $0.83
•Expanding special materials portfolio with announced acquisition of A.O.T., a sole source provider of depleted uranium and finished specialty metals for mission critical defense applications; targeting close by year-end
•2024 non-GAAP EPS(1) guidance raised to ~$3.20
•Preliminary 2025 guidance for revenue, non-GAAP EPS(1) and adjusted EBITDA(1) to grow mid-to-high-single-digits; free cash flow(1) growth to be sustained at 10% or higher
Lynchburg, VA – November 4, 2024 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported third quarter 2024 results. A reconciliation of non-GAAP results are detailed in Exhibit 1.

“Our strong third quarter performance underscores the momentum BWXT has built throughout 2024,” said Rex D. Geveden, president and chief executive officer. “The combination of recent key contract wins enabled by focused business development efforts, and quarterly and year-to-date double-digit revenue and earnings growth highlight our strategic and operational strengths.”

“The nuclear industry is enjoying unprecedented customer and market interest with tangible investments in nuclear solutions by end-users across our key defense, commercial power, and medical markets,” continued Geveden. “As demand from BWXT's customers accelerates, we remain focused on operational excellence and investment in our world-class workforce and infrastructure to sustain our unique position in the nuclear value chain.”

“Given our year-to-date results and visibility into the remainder of the year, we now expect 2024 non-GAAP EPS to be at the high-end of the previous guidance range. Looking into 2025, we expect modest organic growth in our Government Operations segment complemented by a slight contribution from the A.O.T. acquisition we announced today, and robust double-digit organic growth in Commercial Operations in both commercial power and medical. The foregoing combined with our ongoing focus on operational excellence, lead us to forecast mid-to-high-single-digit revenue, EBITDA and Earnings Per Share growth in 2025, with improving free cash flow conversion.”

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended September 30,
	2024	2023	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$560.1	$477.9	$82.2	17%
Commercial Operations	$113.1	$112.4	$0.8	1%
Consolidated	$672.0	$590.0	$82.0	14%
Operating Income
Government Operations	$101.6	$85.6	$16.0	19%
Commercial Operations	$6.7	$9.1	$(2.4)	(26)%
Unallocated Corporate (Expense)	$(11.8)	$(9.4)	$(2.4)	NM
Consolidated	$96.6	$85.4	$11.2	13%
Consolidated non-GAAP(1)	$105.7	$86.7	$19.0	22%
EPS (Diluted)
GAAP	$0.76	$0.66	$0.10	15%
Non-GAAP(1)	$0.83	$0.67	$0.16	24%
Net Income
GAAP	$69.6	$60.4	$9.3	15%
Non-GAAP(1)	$76.7	$61.5	$15.2	25%
Adjusted EBITDA(1)
Government Operations	$117.0	$99.0	$18.0	18%
Commercial Operations	$13.5	$13.9	$(0.4)	(3)%
Corporate	$(3.6)	$(6.4)	$2.9	NM
Consolidated	$127.0	$106.5	$20.4	19%
Cash Flows
Operating Cash Flow(2)	$32.6	$74.3	$(41.7)	(56)%
Capital Expenditures(2)	$40.3	$30.9	$9.4	30%
Free Cash Flow(1)	$(7.7)	$43.4	$(51.1)	(118)%
Dividends Paid(2)	$22.0	$21.1	$0.8	4%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
Third quarter revenue increased in both operating segments. The Government Operations increase was driven by higher naval nuclear component production and microreactors, partially offset by slightly lower special materials processing. The Commercial Operations increase was driven by higher revenue associated with commercial nuclear components and fuel as well as higher medical sales.

Operating Income and Adjusted EBITDA(1)
Third quarter operating income increased, driven by higher operating income in Government Operations and lower corporate expense that was partially offset by lower operating income in Commercial Operations. The Government Operations increase was driven by higher revenue and solid operational performance. The Commercial Operations decrease was mainly due to a shift in product and services mix and other non-recurring expenses.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Third quarter adjusted EBITDA(1) increased for the reasons noted above.

EPS
Third quarter GAAP EPS increased due to higher operating income and lower interest expense, which were partially offset by slightly lower other income and a modestly higher tax rate. Non-GAAP EPS(1) increased driven by the items noted above.

Cash Flows
Third quarter operating cash flow decreased as higher net income was more than offset by greater working capital needs due to contract timing. Capital expenditures were lower due to timing of select growth investments, including the previously announced expansion of the Cambridge manufacturing plant that supports the commercial nuclear market.

Dividend
BWXT paid $22.0 million, or $0.24 per common share, to shareholders in the third quarter of 2024. On October 30, 2024, the BWXT Board of Directors declared a quarterly cash dividend of $0.24 per common share payable on December 10, 2024, to shareholders of record on November 19, 2024.
2024 Guidance
BWXT raised its 2024 guidance for Revenue and Non-GAAP EPS(1), and reaffirmed its 2024 guidance for Adjusted EBITDA(1) and Free Cash Flow(1).

(In millions, except per share amounts)	Year Ended	Year Ending	Year Ending
	December 31, 2023	December 31, 2024	December 31, 2024
	Results	Current Guidance	Prior Guidance
Revenue	$2,496	~$2,700	>$2,600
Adjusted EBITDA(1)	$472	~$500	~$500
Non-GAAP(1) Earnings Per Share	$3.02	~$3.20	$3.10 - $3.20
Free Cash Flow(1)	$212	$225 - $250	$225 - $250
Additional information can be found in the third quarter 2024 earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss Third Quarter 2024 Results
Date: Monday, November 4, 2024, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/3Q2024-release.
BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
Non-GAAP Measures
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWXT uses and makes reference to adjusted EBITDA, non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, and acquisition-related costs.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with due diligence activities and efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2024 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2023 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental restoration, nuclear medicine and space exploration. With approximately 7,800 employees, BWXT has 14 major operating sites in the U.S., Canada and the U.K. In addition, BWXT joint ventures provide management and operations at a dozen U.S. Department of Energy and NASA facilities. For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		Suzy Sterner
Vice President, Investor Relations		Senior Vice President and Chief Corporate Affairs Officer
980-365-4300	Investors@bwxt.com	202-641-7152	ssterner@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended September 30, 2024
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Non-GAAP

Operating Income	$96.6	$6.0	$3.1	$105.7
Other Income (Expense)	(6.0)	—	—	(6.0)
Income Before Provision for Income Taxes	90.6	6.0	3.1	99.8
Provision for Income Taxes	(21.0)	(1.4)	(0.7)	(23.0)
Net Income	69.6	4.7	2.4	76.7
Net Income Attributable to Noncontrolling Interest	(0.2)	—	—	(0.2)
Net Income Attributable to BWXT	$69.5	$4.7	$2.4	$76.6

Diluted Shares Outstanding	91.9			91.9
Diluted Earnings per Common Share	$0.76	$0.05	$0.03	$0.83
Effective Tax Rate	23.2%			23.1%

Government Operations Operating Income	$101.6	$0.1	$—	$101.7
Commercial Operations Operating Income	$6.7	$1.7	$0.8	$9.2
Unallocated Corporate Operating Income	$(11.8)	$4.2	$2.3	$(5.2)

Three Months Ended September 30, 2023
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Operating Income	$85.4	$1.1	$0.3	$86.7
Other Income (Expense)	(7.2)	—	—	(7.2)
Income Before Provision for Income Taxes	78.2	1.1	0.3	79.5
Provision for Income Taxes	(17.8)	(0.1)	(0.1)	(18.0)
Net Income	60.4	1.0	0.2	61.5
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	(0.1)
Net Income Attributable to BWXT	$60.3	$1.0	$0.2	$61.5

Diluted Shares Outstanding	91.9			91.9
Diluted Earnings per Common Share	$0.66	$0.01	$0.00	$0.67
Effective Tax Rate	22.8%			22.6%

Government Operations Operating Income	$85.6	$—	$—	$85.6
Commercial Operations Operating Income	$9.1	$0.1	$0.1	$9.4
Unallocated Corporate Operating Income	$(9.4)	$1.0	$0.1	$(8.3)
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended September 30, 2024
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Non-GAAP

Net Income	$69.6	$4.7	$2.4	$76.7
Provision for Income Taxes	21.0	1.4	0.7	23.0
Other – net	(3.3)	—	—	(3.3)
Interest Expense	9.9	—	—	9.9
Interest Income	(0.7)	—	—	(0.7)
Depreciation & Amortization	21.3	—	—	21.3
Adjusted EBITDA	$117.8	$6.0	$3.1	$127.0

Three Months Ended September 30, 2023
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Net Income	$60.4	$1.0	$0.2	$61.5
Provision for Income Taxes	17.8	0.1	0.1	18.0
Other – net	(4.3)	—	—	(4.3)
Interest Expense	12.2	—	—	12.2
Interest Income	(0.6)	—	—	(0.6)
Depreciation & Amortization	19.8	—	—	19.8
Adjusted EBITDA	$105.2	$1.1	$0.3	$106.5
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended September 30, 2024
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$101.6	$0.1	$15.3	$117.0
Commercial Operations	$6.7	$2.5	$4.3	$13.5

Three Months Ended September 30, 2023
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$85.6	$—	$13.4	$99.0
Commercial Operations	$9.1	$0.3	$4.6	$13.9

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended September 30, 2024

Net Cash Provided By Operating Activities	$32.6
Purchases of Property, Plant and Equipment	(40.3)
Free Cash Flow	$(7.7)

Three Months Ended September 30, 2023

Net Cash Provided By Operating Activities	$74.3
Purchases of Property, Plant and Equipment	(30.9)
Free Cash Flow	$43.4

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$671,956	$589,989	$1,957,387	$1,770,794
Costs and Expenses:
Cost of operations	508,000	436,296	1,476,553	1,338,750
Research and development costs	2,081	1,156	4,842	5,955
Gains on asset disposals and impairments, net	—	—	(4)	(15)
Selling, general and administrative expenses	80,829	79,828	227,970	205,100
Total Costs and Expenses	590,910	517,280	1,709,361	1,549,790
Equity in Income of Investees	15,532	12,649	40,319	38,862
Operating Income	96,578	85,358	288,345	259,866
Other Income (Expense):
Interest income	663	643	2,049	1,623
Interest expense	(9,907)	(12,175)	(30,190)	(35,200)
Other – net	3,290	4,340	10,426	9,490
Total Other Income (Expense)	(5,954)	(7,192)	(17,715)	(24,087)
Income before Provision for Income Taxes	90,624	78,166	270,630	235,779
Provision for Income Taxes	20,983	17,814	59,410	55,769
Net Income	$69,641	$60,352	$211,220	$180,010
Net Income Attributable to Noncontrolling Interest	(158)	(79)	(297)	(48)
Net Income Attributable to BWX Technologies, Inc.	$69,483	$60,273	$210,923	$179,962
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.76	$0.66	$2.30	$1.96
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.76	$0.66	$2.30	$1.96
Shares used in the computation of earnings per share:
Basic	91,574,531	91,659,117	91,564,726	91,596,650
Diluted	91,886,710	91,895,480	91,849,724	91,833,450
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2024	2023
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$211,220	$180,010
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	63,429	58,205
Income of investees, net of dividends	(9,778)	(4,854)
Recognition of losses for pension and postretirement plans	2,494	2,490
Stock-based compensation expense	14,852	12,305
Other, net	(633)	21
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(30,238)	(31,520)
Accounts payable	48,306	24,874
Retainages	(37,114)	(29,257)
Contracts in progress and advance billings on contracts	(120,829)	(38,217)
Income taxes	15,654	(5,331)
Accrued and other current liabilities	5,174	(10,231)
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(20,217)	(10,874)
Other, net	(10,772)	(5,684)
NET CASH PROVIDED BY OPERATING ACTIVITIES	131,548	141,937
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(101,128)	(100,498)
Purchases of securities	—	(2,343)
Sales and maturities of securities	—	5,996
Other, net	203	(8,142)
NET CASH USED IN INVESTING ACTIVITIES	(100,925)	(104,987)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	396,800	332,000
Repayments of long-term debt	(376,488)	(281,688)
Repurchases of common stock	(20,000)	—
Dividends paid to common shareholders	(66,326)	(63,870)
Cash paid for shares withheld to satisfy employee taxes	(7,244)	(7,505)
Settlements of forward contracts, net	2,954	(2,030)
Other, net	409	902
NET CASH USED IN FINANCING ACTIVITIES	(69,895)	(22,191)
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	(379)	414
TOTAL (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	(39,651)	15,173
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	81,615	40,990
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$41,964	$56,163
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$48,360	$44,745
Income taxes (net of refunds)	$43,547	$59,947
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$15,114	$9,239
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	September 30, 2024	December 31, 2023
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$35,522	$75,766
Restricted cash and cash equivalents	2,962	2,858
Accounts receivable – trade, net	90,227	70,180
Accounts receivable – other	15,934	16,339
Retainages	92,295	55,181
Contracts in progress	661,248	533,155
Other current assets	84,761	64,322
Total Current Assets	982,949	817,801
Property, Plant and Equipment, Net	1,275,053	1,228,520
Investments	10,659	9,496
Goodwill	295,134	297,020
Deferred Income Taxes	12,118	16,332
Investments in Unconsolidated Affiliates	98,386	88,608
Intangible Assets	175,200	185,510
Other Assets	97,961	103,778
TOTAL	$2,947,460	$2,747,065

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	September 30, 2024	December 31, 2023
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Current portion of long-term debt	$10,938	$6,250
Accounts payable	172,206	126,651
Accrued employee benefits	53,438	64,544
Accrued liabilities – other	81,321	70,210
Advance billings on contracts	119,563	107,391
Total Current Liabilities	437,466	375,046
Long-Term Debt	1,220,583	1,203,422
Accumulated Postretirement Benefit Obligation	17,797	18,466
Environmental Liabilities	92,721	90,575
Pension Liability	74,347	82,786
Other Liabilities	45,875	43,469
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 128,307,682 and 128,065,521 shares at September 30, 2024 and December 31, 2023, respectively	1,283	1,281
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	222,062	206,478
Retained earnings	2,238,437	2,093,917
Treasury stock at cost, 36,867,475 and 36,537,695 shares at September 30, 2024 and December 31, 2023, respectively	(1,388,106)	(1,360,862)
Accumulated other comprehensive income (loss)	(14,927)	(7,463)
Stockholders' Equity – BWX Technologies, Inc.	1,058,749	933,351
Noncontrolling interest	(78)	(50)
Total Stockholders' Equity	1,058,671	933,301
TOTAL	$2,947,460	$2,747,065
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$560,073	$477,855	$1,588,040	$1,429,708
Commercial Operations	113,112	112,359	371,641	342,203
Eliminations	(1,229)	(225)	(2,294)	(1,117)
TOTAL	$671,956	$589,989	$1,957,387	$1,770,794

SEGMENT INCOME:
Government Operations	$101,609	$85,632	$279,815	$258,400
Commercial Operations	6,728	9,083	31,947	21,613
SUBTOTAL	$108,337	$94,715	$311,762	$280,013
Unallocated Corporate	(11,759)	(9,357)	(23,417)	(20,147)
TOTAL	$96,578	$85,358	$288,345	$259,866

DEPRECIATION AND AMORTIZATION:
Government Operations	$15,284	$13,417	$44,948	$39,353
Commercial Operations	4,313	4,557	13,154	13,278
Corporate	1,672	1,827	5,327	5,574
TOTAL	$21,269	$19,801	$63,429	$58,205

CAPITAL EXPENDITURES:
Government Operations	$22,429	$19,624	$53,013	$58,115
Commercial Operations	14,073	10,861	43,153	40,589
Corporate	3,799	431	4,962	1,794
TOTAL	$40,301	$30,916	$101,128	$100,498

BACKLOG:
Government Operations	$2,745,333	$3,258,877	$2,745,333	$3,258,877
Commercial Operations	635,356	721,967	635,356	721,967
TOTAL	$3,380,689	$3,980,844	$3,380,689	$3,980,844

BOOKINGS:
Government Operations	$440,146	$330,801	$1,116,580	$1,172,206
Commercial Operations	78,252	125,061	223,850	435,122
TOTAL	$518,398	$455,862	$1,340,430	$1,607,328
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.